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                                                           EXHIBIT 10.43 TO 10-K

                              HADCO CORPORATION

                 1991 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

                              DECEMBER 12, 1991
            AS AMENDED BY THE BOARD OF DIRECTORS ON MARCH 4, 1992
              AS AMENDED AND RESTATED BY THE BOARD OF DIRECTORS
                             ON DECEMBER 3, 1996

     1. Purpose. This Non-Qualified Stock Option Plan to be known as the 1991 Non-Employee Director Stock Option Plan (hereinafter, the "Plan") is intended to promote the interests of Hadco Corporation (hereinafter, the "Company") by providing an inducement to obtain and retain the services of qualified persons who are neither employees nor officers of the Company to serve as members of the Board of Directors and to demonstrate the Company's appreciation for their service upon the Company's Board of Directors.

     2. Rights to be Granted. Under this Plan, options are granted that give an Optionee the right for a specified time period to purchase a specified number of shares of Common Stock, par value $0.05, of the Company. The option price is determined in each instance in accordance with the terms of this Plan.

     3. Available Shares. The total number of shares of Common Stock, par value $0.05, of the Company, for which options may be granted shall not exceed three hundred thousand (300,000) shares subject to adjustment in accordance with
Section 13 of this Plan. Shares subject to the Plan are authorized but unissued shares or shares that were once issued and subsequently reacquired by the Company. If any options granted under the Plan are surrendered before exercise or lapse without exercise, in whole or in part, the shares reserved therefor revert to the option pool and continue to be available under the Plan.

     4. Administration. The Plan shall be administered by the Stock Option Committee of the Company (the "Committee"). The Committee shall, subject to the provisions of the Plan and Section 17 in particular, have the power to construe the Plan, to determine all questions thereunder, and to adopt and amend such rules and regulations for the administration of the Plan as it may deem desirable.

     5. Option Agreement. Each option granted under the provisions of this Plan shall be evidenced by an Option Agreement, in such form as may be approved by the Committee, which Agreement shall be duly executed and delivered on behalf of the Company and by the Optionee to whom such option is granted. The Agreement shall contain such terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Committee.


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     6. Eligibility and Limitations. Options may be granted pursuant to this
Plan only to non-employee members of the Board of Directors of the Company who are not officers of the Company who also meet the other criteria as provided in
Section 8 below.

     7. Option Price. The purchase price of the stock covered by an option granted pursuant to this Plan shall be 100% of the fair market value of such shares on the day the option is granted. The option price will be subject to adjustment in accordance with the provisions of Section 13 of this Plan. For purposes of this Plan, the fair market value of a share of Common Stock on any day shall be the mean between the high and low sale price of such share on the last day preceding the date of option grant as quoted on the NASDAQ National Market System, or if there were no such trades on such day the mean between the high and low sale price of such share on the NASDAQ National Market System on the last preceding day on which it was traded.

     8. Automatic Grant of Options. (a) Each member of the Company's Board of Directors who is neither an employee nor an officer of the Company ("Non-Employee Director") and is currently a member of the Board of Directors on December 12, 1991 will be automatically granted on December 12, 1991, and each person who is not a member of the Company's Board of Directors on December 12, 1991 and in the future is elected for the first time as a Non-Employee Director will be automatically granted on the date his or her Board membership first commences, without further action in either such case by the Board, an option to purchase fifteen thousand (15,000) shares of the Company's Common Stock (subject to appropriate adjustment for any recapitalization, reclassification, stock split, stock dividend or similar event). Anything in this Plan to the contrary notwithstanding, the effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to, and this Plan and options granted under it shall be of no force and effect unless and until, and no option granted hereunder shall in any way vest or become exercisable in any respect unless and until, the occurrence of approval of the Plan by the affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of shareholders at which the Plan is presented for approval. In the event that such approval as aforesaid has not been received on or before June 30, 1992, then in such event this Plan and any options granted hereunder shall be null and void, and upon the occurrence of such approval as aforesaid, the Plan and such options shall become effective as of the date of the Directors' approval of the Plan.

     (b) Each Non-Employee Director who is currently a member of the Board of Directors on February 26, 1997 and who then has five years of service in such capacity will be automatically granted on February 26, 1997 and on each anniversary of service in such capacity thereafter, without further action by the Board, an option to purchase three thousand (3,000) shares of the Company's Common Stock (subject to appropriate adjustment for any recapitalization, reclassification, stock split, stock dividend or similar event). Each Non-Employee Director who is currently a member of the Company's Board of Directors on February 26, 1997 and who does not then have at least five years of service in such capacity but who subsequently achieves five years of service in such



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capacity, and each person who in the future is elected for the first time as a
Non-Employee Director and subsequently achieves five years of service in such capacity, will each be automatically granted on the date of his or her fifth anniversary of service in such capacity and on each anniversary of service in such capacity thereafter, without further action by the Board, an option to purchase three thousand (3,000) shares of the Company's Common Stock (subject to appropriate adjustment for any recapitalization, reclassification, stock split, stock dividend or similar event). All options granted in this Section 8(b), together with any options granted under Section 8(a) above, shall be the sole options ever to be granted at any time under this Plan to any such current Non-Employee Directors and to any such future Non-Employee Directors. Anything in this Section 8(b) to the contrary notwithstanding, the effectiveness of this
Section 8(b) is in all respects subject to, and this Section 8(b) shall be of no force and effect unless and until, the occurrence of approval of this Section 8(b) by the affirmative vote of a majority of the Company's shares present in person or by proxy and entitled to vote at a meeting of shareholders at which this Section 8(b) is presented for approval. In the event that such approval as aforesaid has not been received on or before February 26, 1997, then in such event, this Section 8(b) shall be null and void, and upon the occurrence of such approval as aforesaid, this Section 8(b) shall become effective as of the date of the Directors' approval of this Section 8(b).

     (c) Except for the specific options referred to above no other option shall be granted under this Plan.

     9. Period of Option. Options granted hereunder shall expire on a date which is seven (7) years after the date of grant of the options.

     10. Exercise of Option. Subject to the terms and conditions of this Plan and the Option Agreement, an option granted hereunder shall, to the extent then exercisable, be exercisable in whole or in part by giving written notice to the Company by mail or in person addressed to Treasurer, Hadco Corporation, 12A Manor Parkway, Salem, New Hampshire 03079, stating the number of shares with respect to which the option is being exercised, accompanied by payment in full for such shares, which payment may be in whole or in part in shares of the Common Stock of the Company already owned by the person or persons exercising the option, valued at fair market value determined in accordance with the provisions of Section 7; provided, however, that there shall be no such exercise at any one time as to fewer than one hundred (100) shares or all of the remaining shares then purchasable by the person or persons exercising the option, if fewer than one hundred (100) shares. A copy of such notice shall be provided to Berlin, Hamilton & Dahmen, LLP, 73 Tremont Street, Boston, Massachusetts 02108, or to such other counsel as the Company may hereafter designate, and to the First National Bank of Boston, Shareholder Services Division, Post Office Box 1865, Boston, Massachusetts 02105, or to such other Stock Transfer Agent as the Company may hereafter designate. The Transfer Agent shall, on behalf of the Company, prepare a certificate or certificates representing such shares acquired pursuant to exercise of the option, shall register the Optionee as the owner of such shares on the books of the Company and shall cause the



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fully executed certificate(s) representing such shares to be delivered to the
Optionee as soon as practicable after payment of the option price in full. The holder of an option shall not have any rights of a shareholder with respect to the shares covered by the option, except to the extent that one or more certificates for such shares shall be delivered to him upon the due exercise of the option. Notwithstanding the foregoing provisions, an option granted hereunder may, to the extent in compliance with applicable law, be exercised by payment in accordance with a cashless exercise program under which, if so instructed by the holder of the option, shares of Common Stock may be issued directly to the broker or dealer of the holder of the option upon receipt by the Company of the purchase price of the Common Stock covered by such option in cash or check from the broker or dealer, and except to the extent modified by this sentence, the exercise will comply with, and be subject to, all the other provisions of this Section 10.

     11. Vesting of Shares and Non-Transferability of Options.

     (a) Vesting of Options Granted under Section 8(a) of Plan. Options granted under Section 8(a) of this Plan shall vest (i.e., become exercisable) in the Optionee and thus become exercisable, in accordance with the following schedule:

            CUMULATIVE NUMBER OF SHARES
            FOR WHICH OPTION IS EXERCISABLE                         DATE OF VESTING
            -----------------------------------------   -------------------------------------------
            1/5 of total Option Shares...............   At the date of approval of the Plan by
                                                        the shareholders of the Company (all as
                                                        described in Section 8). In the event
                                                        such approval has been received by the
                                                        date of grant of the option then at said
                                                        date of grant of option.
            2/5 of total Option Shares...............   1 year anniversary of the date of the grant
                                                        of option.
            3/5 of total Option Shares...............   2 year anniversary of the date of the grant
                                                        of option.
            4/5 of total Option Shares...............   3 year anniversary of the date of the grant
                                                        of option.
            100% of total Option Shares..............   4 year anniversary of the date of the grant
                                                        of option.


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Upon any sale of all or substantially all of the assets of the Company, or upon any merger, consolidation or tender offer in respect of which the stockholders holding all of the Company's outstanding voting securities immediately prior to the consummation thereof hold less than 50% of all of the Company's outstanding voting securities immediately after such consummation (each of the foregoing sale, merger, consolidation or tender offer hereinafter called an "Acquisition"), then the date upon which all then outstanding options granted under Section 8(a) of this Plan become fully vested and exercisable shall be automatically accelerated to occur immediately prior to the consummation of such Acquisition; provided, however, that any such then outstanding options which are not thereupon exercised in full immediately prior to the consummation of such Acquisition shall thereupon terminate.

     (b) Vesting of Options Granted under Section 8(b) of Plan. Options granted under Section 8(b) of this Plan shall vest (i.e., become exercisable) in the Optionee immediately upon grant. Any then outstanding options which are not thereupon exercised in full immediately prior to the consummation of an Acquisition shall thereupon terminate.

     (c) Accumulation. The number of shares as to which the option may be exercised shall be cumulative, so that once the option shall become exercisable as to any shares it shall continue to be exercisable as to said shares, until expiration or termination of the option as provided in the Plan.

     (d) Legend on Certificates. The certificates representing such shares shall carry such appropriate legend, and such written instructions shall be given to the Company's Transfer Agent, as may be deemed necessary or advisable by Counsel to the Company in order to comply with the requirements of the Securities Act of 1933 or any state securities laws.

     (e) Non-transferability. Any option granted pursuant to this Plan shall not be assignable or transferable other than by will or the laws of descent and distribution, and shall be exercisable during the Optionee's lifetime only by him.

     12. Termination of Option Rights.

     (a) In the event an Optionee ceases to be a member of the Board of Directors of the Company for any reason other than death or disability, any then unexercised options granted to such Optionee shall, to the extent not then exercisable, immediately terminate and become void, and any options which are then exercisable but have not been exercised at the time the Optionee so ceases to be a member of the Board of Directors may be exercised, to the extent they are then exercisable, by the Optionee within a period of ten (10) days following such time the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.


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     (b) In the event that an Optionee ceases to be a member of the Board of
Directors of the Company by reason of his or her disability or death, any option granted to such Optionee shall be immediately and automatically accelerated and become fully vested and all unexercised options shall be exercisable by the Optionee (or by the Optionee's personal representative, heir or legatee, in the event of death) during the period ending one hundred eighty (180) days after the date the Optionee so ceases to be a member of the Board of Directors, but in no event later than the expiration date of the option.

     13. Adjustment Upon Changes in Capitalization and Other Matters. In the event that the outstanding shares of the Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, recapitalization or reclassification, or in the event of a stock split, combination of shares or dividends payable in capital stock, automatic appropriate adjustment shall be made in the number and kind of shares as to which outstanding options or portions thereof then unexercised shall be exercisable and in the available shares set forth in Section 3 above. Such adjustment in outstanding options shall be made without change in the total price applicable to the unexercised portion of such options and with a corresponding adjustment in the option price per share.

     If an option hereunder shall be assumed, or a new option substituted therefor, as a result of sale of the Company, whether by a corporate merger, consolidation or sale of property or stock, then membership on the Board of Directors of such assuming or substituting corporation (hereinafter called the "Successor Corporation") or by a parent corporation or a subsidiary therefor shall be considered for purposes of an option to be membership on the Board of Directors of the Company.

     14. Restrictions on Issuance of Shares. Notwithstanding the provisions of Sections 8 and 10 of the Plan, the Company shall have no obligation to deliver any certificate or certificates upon exercise of an option until one of the following conditions shall be satisfied:

          (i) The shares with respect to which the option has been exercised are at the time of the issue of such shares effectively registered under applicable Federal and State securities acts as now in force or hereafter amended; or

          (ii) Counsel for the Company shall have given an opinion that such shares are exempt from registration under Federal and State securities acts as now in force or hereafter amended; and until the Company has complied with all applicable laws and regulations, including without limitation all regulations required by any stock exchange upon which the Company's outstanding Common Stock is then listed.

     The Company shall use its best efforts to bring about compliance with the above conditions within a reasonable time, except that the Company shall be under no obligation to cause a registration statement or a post-effective amendment to any



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registration statement to be prepared at its expense solely for the purpose of covering the issue of shares in respect of which any option may be exercised.

     15. Representation of Optionee. The Company shall require the Optionee to deliver written warranties and representations upon exercise of the option that are necessary to show compliance with Federal and State securities laws including to the effect that a purchase of shares under the option is made for investment and not with a view to their distribution (as that term is used in the Securities Act of 1933).

     16. Approval of Stockholders. The effectiveness of this Plan and of the grant of all options hereunder is in all respects subject to approval by the Company's shareholders, all as more fully set forth in Section 8 above.

     17. Termination and Amendment of Plan. The Board may at any time terminate the Plan or make such modification or amendment thereof as it deems advisable, provided, however, that the Board may not, without approval by the affirmative vote of the holders of a majority of the securities of the Company present, or represented, and entitled to vote at a meeting duly held in accordance with the applicable laws of the state in which the Company is incorporated, (i) materially increase the benefits accruing to participants under the Plan; (ii) materially increase the number of shares for which options may be granted under the Plan; or (iii) materially modify the requirements as to eligibility for participation in the Plan. In no event may any provision of this Plan specified in Rule 16b-3(c)(2)(ii)(A) (or any successor or amended provision thereof) of the Securities Exchange Act of 1934 (including, without limitation, provisions as to eligibility and who may participate in the Plan, the amount and price of shares for which options may be granted or the timing of awards), be amended more than once every six months, other than to comport with changes in the internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder. Termination or any modification or amendment of the Plan shall not, without consent of a participant, affect his rights under an option previously granted to him.